TAXES ON INCOME (Summary of Income Tax Reconciliation) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
TAXES ON INCOME [Abstract]
Net profit (loss) as reported in the consolidated statements of operations	$ 338	$ 747	$ (21)
Statutory tax rate	25.00%	24.00%	25.00%
Income Tax under statutory tax rate	84	179	(5)
Less valuation allowance	(84)	(179)	5
Actual income tax